GOLDMAN SACHS TRUST

Goldman Sachs Municipal Fixed Income Funds
Class A, Class B, Class C, Institutional, Service and Class IR Shares of the
Goldman Sachs Short Duration Tax-Free Fund

Supplement dated December 21, 2010 to the
Prospectus dated July 29, 2010 (the “Prospectus”)

Effective immediately, the following replaces the applicable benchmark performance information included in the Average Annual Total Returns Table in the “Goldman Sachs Short Duration Tax-Free Fund—Summary” section of the Prospectus:

				Since
For the period ended December 31, 2009	1 Year	5 Years	10 Years	Inception
Class A (Inception 5/1/97)
Barclays Capital Municipal 1-3 Year Blend Index (reflects no deduction for fees, expenses or taxes)	5.03%	3.83%	4.08%	4.14%

Class B (Inception 5/1/97)
Barclays Capital Municipal 1-3 Year Blend Index (reflects no deduction for fees, expenses or taxes)	5.03%	3.83%	4.08%	4.14%

Class C (Inception 8/15/97)
Barclays Capital Municipal 1-3 Year Blend Index (reflects no deduction for fees, expenses or taxes)	5.03%	3.83%	4.08%	4.08%	*

Institutional Shares (Inception 10/1/92)
Barclays Capital Municipal 1-3 Year Blend Index (reflects no deduction for fees, expenses or taxes)	5.03%	3.83%	4.08%	NA

Service Shares (Inception 9/20/94)
Barclays Capital Municipal 1-3 Year Blend Index (reflects no deduction for fees, expenses or taxes)	5.03%	3.83%	4.08%	4.33%	**

*	Return for the Index is calculated from September 1, 1997, the commencement of the month nearest to the Class C Shares inception date.
**	Return for the Index is calculated from October 1, 1994, the commencement of the month nearest to the Service Shares inception date.

This Supplement should be retained with the Prospectus for future reference.

SDTFBMRKSTK 12-10